Exhibit 10.3

Entrusted Loan Contract

Consignor: Minsheng Royal Fund Management Co., Ltd.
Domicile: Building 2, Yard 1, Caishikou Street, Xuanwu District, Beijing
12/F, New Century Grand Hotel, Beijing
Postal code: 100052
Legal representative/Responsible person: Jiang Zhixiang
Tel.: 010-63506888
Fax: 010-63506308

Borrower: Yida (Fujian) Tourism Group, Ltd.
Domicile: No. 38, Xianfu Road, Zhangcheng Town, Yongtai County
Postal code: 350700
Legal representative/ Responsible person: Chen Minhua
Tel.: 0591-28308999
Fax: 0591-28308305
Opening bank: China Minsheng Banking Corp., Ltd., Fuzhou Branch
Account number: 1502014180001126

Consignee: China Minsheng Banking Corp., Ltd., Fuzhou Branch
Domicile: No. 280, Hudong Road, Fuzhou, Fujian
Postal code: 350003
Legal representative/ Responsible person: Su Suhua
Tel.: 0591-87626579
Fax: 0591-87619071

The Consignor is the legal person with full capacity of civil conduct, competent to receive the entrusted loan issued by entrusted financial institution. The Consignee is the financial institution approved by China Banking Regulatory Commission and People's Bank of China, well qualified and experienced to take the entrustment and issue the entrusted loan.

Contract of [Minsheng Royal Fund Management & Yida Tourism Group] Specific Asset Management Plan was signed by and between the Consignor, the Consignor of relevant asset, the Consignee of relevant asset hereto complying with related laws and regulations on Mar. 6, 2013.

For the purpose of effectively functioning the [Minsheng Royal Fund Management & Yida Tourism Group] specific asset management plan (hereinafter referred to as the “Plan”), the Consignor entrusted the Consignee with the entrusted funds under the plan: RMB, (Amount: in words RMB ONE HUNDRED AND FIFTY MILLION) to issue the entrusted loan to the Borrower in accordance with the terms and conditions hereof. In compliance with the regulations related to entrusted loan business of China, for the purpose of explanation of the rights and obligations of the Consignor, the Borrower and the Consignee, all parties hereby agreed to sign the Contract.

Chapter I Definition

Article 1 Definition

1.1 Entrusted loan (hereinafter referred to as “Entrusted Loan”) shall mean the funds provided by the Consignor, such as the government sector and enterprise and public institution and issued, supervised and withdrawn by the Borrower (“Consignee”) in accordance with the object, intended use, amount, term and interest ensured by the Consignor. The loan risk shall be borne by the Consignor and the Borrower (“Consignee”) shall only charge relevant handling charge of entrusted loan without any liabilities for the loan risk in any forms.

1.2 Specific asset management plan or plan shall mean [Minsheng Royal Fund Management & Yida Tourism Group] Specific Asset Management Plan.

1.3 Contract of Specific Asset Management Plan shall mean Contract of [Minsheng Royal Fund Management & Yida Tourism Group] Specific Asset Management Plan and its appendix as well as any effective modification of the Contract and its appendix signed by and between the asset consignor, the asset manager and the asset consignee.

Chapter II Matters for Entrusted Loan

Article 2 Loan Currency, Amount and Term

2.1 The entrusted loan currency hereunder: RMB, with amount of (in words): RMB ONE HUNDRED AND FIFTY MILLION (in figure: RMB 150,000,000).

2.2 Loan term hereunder: two (2) years, from Mar. 6, 2013 to Mar. 6, 2015. Where the actual issuing date of loan is inconsistent with the aforesaid starting date, the former shall prevail without modification of the aforesaid loan term (the due date shall automatically be modified correspondently). The actual issuing date of loan shall be subject to the date listed on the receipt for loan.

Article 3 Intended Use of the Loan

3.1 The intended use of the loan hereunder by the Borrower is: RMB 58 million for the substitution of the loan from other bank, RMB 92 million for development of Jiangxi Zhangshu Yida Tourism Plan.

3.2 In no event, the Borrower shall modify the intended use of the loan specified herein without prior written consent of the Consignor.

3.3 The Consignor shall voluntarily verify the compliance of the use of the loan by the Borrower. The Consignee shall assume no responsibilities for the operation mode and use of the loan by the Borrower.

Article 4 Loan Interest Rate

4.1 The annual interest rate of the entrusted loan hereunder is: 12.5%

4.2 Where the Consignor or the Borrower requires adjustment of the interest rate by law and the adjustment is agreed by both parties, it shall inform the Consignee five (5) business days in advance prior to the actual adjustment of the loan interest rate. The adjusted loan interest rate shall be in accordance with relevant regulations of the People’s Bank of China.

4.3 Where the Borrower fails to pay off the loan principal specified herein, the Borrower shall pay for the interest penalty with penalty interest rate for arrears from the due date of such loan until the Borrower pay off all the principal and interest; the penalty interest rate shall be 50% more than the loan interest rate specified in Article 4.1.

4.4 Where the Borrower fails to use the loan in compliance with intended use specified herein, the Borrower shall pay for the interest penalty with penalty interest rate from the date it misuses the loan, until the Borrower pay off all the principal and interest; penalty interest rate for the misuse of loan shall be 100% more than the loan interest rate specified in Article 4.1.

4.5 Where the Borrower fails to pay the interest in due time, the Consignee may charge the Borrower with compound interest with penalty interest rate for arrears.

Chapter III Account Opening

Article 5 The Consignor shall open a settlement account from the Consignee as the “Special Account for the Entrusted Loan Fund” (hereinafter referred to as “Consignor Account”) within five (5) days from the signing date for issuing the entrusted loan and collection of principal and interests of loan; the Borrower shall open a loan account and deposit account under the Consignor (hereinafter referred to as “Borrower Account”) for the transaction withdrawal and repayment of the capital with interests. The capital in the Consignor Account is free of interest.

Chapter IV Issuing of Entrusted Loan

Article 6 The Consignor shall deposit full amount of entrusted loan into Consignor Account upon the loan issuing date for the issuing of entrusted loan in accordance with Article 7 and Article 8 hereof.

Article 7 The Borrower may transact withdrawal when the Contract and related guaranty contract, pledge contract and mortgage contract and the like are effective and the Consignee obtains the Notice of Entrusted Loans issued by the Consignor.

Article 8 The issuing way of the entrusted loan hereunder is issuing by one time or several times. The specific issuing date and amount shall be subject to the Notice of Entrusted Loans.

Article 9 The Borrower shall submit the receipt of loan to the Consignor when transacting deposits and the Consignee shall be in charge of transferring the entrusted loan amount from the Consignor Account to the Borrower Account upon corresponding loan issuing date. Where the account deposit in the Consignor Account is less than the amount of the loan to be issued, the Consignee shall be responsible for only the amount left in Consignor Account, and the Consignee shall assume no responsibility for the breach of contract due to insufficient loan.

Article 10 The Borrower shall withdraw the loan in accordance with the Contract and apply the entrusted loan hereunder intended use agreed herein.

Chapter V Repayment of Entrusted Loan

Article 11 The repayment source of the entrusted loan hereunder is the operating incomes of all scenic spots and object projects of the applicants; the 2 repayment ways are as follows:

1. For the loan less than one (1) year (inclusive), it shall be paid off at a time upon due date, including both principal and interests;

2. For the loan more than one (1) year, the interest of it shall be paid every half a year, and the interest payment dates are every Jun. 21, Dec. 21 and the due date of the loan. The interest of the loan is paid in five (5) times and the principal and the interest shall be paid off upon due date;

3. Miscellaneous: ________________________________.

Article 12 The Borrower shall pay off the principal and the interests of the loan by the time agreed herein, and make remittance of the payables to the Borrower Account on interest payment dates or settlement date of principal and interests in accordance with the agreement in Article 11, and it shall be done by the Consignee. Where the account deposit in the Borrower Account is less than the amount of the loan to be issued, the Consignee shall be responsible for only the amount left in Borrower Account, and the Consignee shall assume no responsibility for the breach of contract due to insufficient loan.

Article 13 The Borrower shall pay off full amount of the principal and interests of the loan hereunder to the Consignee upon the due date.

Article 14 Where the Borrower intends to pay off the loan ahead of time, it shall send a written application to the Consignee thirty (30) business days in advance and approved by the Consignor and the Consignee.

Chapter VI Entrusted Loan Guarantee

Article 15 The guarantee way of the entrusted loan hereunder is the first item as follows:

15.1 The Contract of Guaranty is signed by and between the Consignee and the Guarantor as the accessory contract of the Contract:

☒  No._____/____D.B.Z. No._________/_________ Guaranty Contract of Entrusted Loan

☒  No._____/____D.D.Z. No.__________/________ Mortgage Contract of Entrusted Loan

☒  No.____/_____D.Z.Z. No.__________/________ Pledge Contract of Entrusted Loan

☑  No. G.W.D.Z. DB1300000048781, No. DB1300000051038 Mortgage Contract of Entrusted Loan; No. G.W.Z.Z. DB1300000051056, No. DB1300000051066 Pledge Contract of Entrusted Loan; No. G.W.B.Z. DB1300000051170, No. DB1300000051171 and No. DB1300000051172 Guaranty Contract of Entrusted Loan; No. G.D.B.Z. DB1300000051176, DB1300000051179 Suretyship Contract.

15.2 The relevant guaranty contract is signed separately by and between the Consignor and the Guarantor regarding the detailed guarantee matters.

Chapter VI Handling Charge of Entrusted Loan

Article 16 The handling charge rate for the Consignee hereunder is zero.

The penalty interest of surcharge due to the delay of payment of principal and interest by the Borrower, the Consignee may surcharge the Consignor with handling charge based on the penalty amount, and the handling charge rate is zero.

Article 17 The handling charge of the entrusted loan shall be borne by the Consignor, the specific way and time of the handling charge of the entrusted loan by the Consignee shall be in compliance with the ___/___item as follows:

17.1 The Consignor shall pay off the charge to the Consignee at a time or the Consignee may charge the Consignor directly from the Consignor Account at a time within five (5) days from the signing date;

17.2 The Borrower shall pay off the charge to the Consignee on behalf of the Consignor at a time or the Consignee may charge the Consignor directly from the Borrower Account at a time within five (5) days from the signing date;

17.3 Miscellaneous: _____________/__________.

Article 18 The right for the Consignee to charge the handling charge of the entrusted loan shall not be influenced by the payment of entrusted loan (whether it is paid or not, or paid in advance).

Chapter VII Statement and Guarantee of Consignor

Article 19 The Consignor is voluntary to entrust the Consignee to issue the entrusted loan hereunder in the name of the Consignee and take the possible risk of the loan. The Consignor shall state that it is informed and agrees all the terms and conditions herein.

Article 20 The Consignor shall guarantee that it has the legal right of administration of such legal entrusted loan fund provided, with the source and intended use of the funds in accordance with the state laws and regulations.

Article 21 The Consignor shall guarantee that it is capable and legally qualified to sign and perform the Contract, and it has finished all necessary approval, registration and records as a consignor; the signer on behalf of the Consignor to sign the Contract shall be authorized by the Consignor and qualified to sign and submit the Contract and/or other relevant documents to ensure the Consignor is bound by the Contract;

Article 22 The Contract and other relevant documents signed, submitted and performed by the Consignor shall not be against any other contracts or agreements which have been signed, submitted and performed by the Consignor, nor violating any obligations of the Consignor or any laws and regulations governing the Consignor and its property. The Consignor shall not violate its constitutions or the documents of the organization when signing and performing the Contract.

Article 23 In no event, the conclusion or the performance of the Contract shall be influenced when the Contract is signed by the Consignor.

Article 24 The Consignor shall pay the Consignee with handling charge of entrusted loan agreed herein.

Article 25 The Consignor shall guarantee the authenticity, integrity and effectiveness of all the written documents provided.

Article 26 The Consignor shall deposit full amount of entrusted loan fund into the Consignor Account before the issuing of the entrusted loan agreed herein, and ensure the balance on such account is enough for the loan amount to be issued.

Article 27 The Consignor shall state that: the entrusted loan hereunder is designated by the Consignor, and amount, intended use, interest rate and loan term of the entrusted loan shall be verified by the Consignor.

Article 28 The Consignor shall guarantee that: the signing and performance of the Contract are on a voluntary basis, the interpretations of articles hereof are genuine; the risk of loan loss hereunder shall be borne by the Consignor with the entrusted loan funds, and the Consignee shall assume no responsibility of the risk of loan loss.

Chapter VIII Statement and Guarantee of Borrower

Article 29 The Borrower is the enterprise legal person entity established and validly existing in accordance with the China’s laws, possessing independent capacity for civil conduct and enjoying the right, authorization and rights and interests to bear the civil liability and engage in the business activities with all its properties.

Article 30 The Borrower shall guarantee that it is capable and legally qualified to sign and perform the Contract, and it has finished all necessary approval, registration and records for the borrower; the signer on behalf of the Borrower to sign the Contract shall be authorized by the Borrower and qualified to sign and submit the Contract and/or other relevant documents to ensure the Borrower is bound by the Contract.

Article 31 The Contract and other relevant documents signed, submitted and performed by the Borrower shall not be against any other contracts or agreements which have been signed, submitted and performed by the Borrower, nor violating any obligations of the Borrower or any laws and regulations governing the Borrower and its property. The Borrower shall not violate its constitutions or the documents of the organization when signing and performing the Contract.

Article 32 The Borrower has provided sufficient, authentic, legal, effective and complete document information, statement, description, interpretation and other information to the Consignor and the Consignee at its best regarding all the significant matters and other aspects which may influence the Consignor’s or/and the Consignee’s judgment of the risk hereunder or the decision of whether to sign the Contract, issue the loan hereunder or take any action; the Borrower shall guarantee the authenticity, completeness and effectiveness of the written documents.

Article 33 As of the conclusion of the Contract, no events influencing the conclusion or performance of the Contract, or lawsuit, arbitration, compulsory execution, administrative penalty, compulsory measures or other legal procedure aiming at the Borrower exist in the situation. The Borrower shall avoid such aforesaid circumstances until loan issuing date following the principle of good faith and integrity. And the Borrower shall not conceal any events happened or about to happen may make the Consignor disagree to issue the entrusted loan hereunder.

Article 34 The Borrower shall state that: the signing and performance of the Contract are on a voluntary basis and the interpretations of articles hereof are genuine; the Borrower shall be informed of and agree all the terms and conditions herein.

Chapter VIII Statement and Guarantee of Consignee

Article 35 The Consignee is the banking and financial institution established and validly existing in accordance with the China’s laws, possessing the capacity of management qualification of entrusted loan.

Article 36 The Consignor shall not require the Consignee to refund part or the whole entrusted loan for the issued loan, undue loan or due loan not yet collected. The Consignee shall assume no liabilities for the risk of the entrusted loan.

Article 37 The Consignee shall guarantee to provide full amount of loan to the Borrower agreed herein. The Consignor shall deposit the interest paid by the Borrower upon the interest payment date to the Consignor Account within five (5) days. Where the Borrower pay the corresponding principal and interest payable upon the due date of the Contract, the Consignee shall deposit such amount into the Consignor Account within five (5) days.

Article 38 When the Consignee deposits the interest income into the Consignor Account, the Consignee shall perform the obligation of withholding relevant taxes and dues on behalf of the Consignor in accordance with the law. The actual interest that Consignee transfers to the Consignor shall be the balance after taxes and dues withholding in compliance with the state laws and regulations.

Chapter IX Rights and Obligations of All Parties

Article 39 Rights and Obligations of the Consignor

39.1 The Consignor may entrust the Consignee to assist the collection of the loan while the Consignor shall be borne by the cost of collection;

39.2 The Consignor may request the Consignee to transfer the principal and interest of the entrusted loan on due date in time agreed herein;

39.3 The Consignor shall bear the obligation to pay the handling charge of entrusted loan agreed herein;

39.4 The Consignor shall be borne by the risk of the entrusted loan hereunder;

39.5 The Consignor shall open the account in the Consignee’s institution for the transaction of delivery of the loan principal and collection of the principal and interest of the entrusted loan paid by the Borrower.

Article 40 Rights and Obligations of Borrower

40.1 The Borrower may obtain and use entrusted loan in accordance with this Contract.

40.2 The Borrower shall assume the obligation to conclude receipt for loan with the Consignee by one time or several times under the granting loan plan of this Contract before using the entrusted loan.

40.3 The Borrower shall assume the obligation to open an account in the Consignee’s institution for handling procedures such as drawings, repayment, interest payment of interest and so on.

40.4 The Borrower shall assume the obligation to pay interest and repay principal of loan hereunder in accordance with this Contract.

40.5 The Borrower shall assume the obligation to use the loan under the intended use of the loan of this Contract, and guarantee that the intended use of the loan complies with the relevant laws and regulations of the state.

40.6 The Borrower shall submit a written notice to the Consignor and the Consignee thirty (30) business days in advance in cases of alteration of the Borrower’s name, legal representative and legal address and other major issues during the loan term.

40.7 The Borrower shall submit a written notice to the Consignor and the Consignee thirty (30) business days in advance in cases of contracting and leasing, shareholding reform, joint operation, merger, annex, division, joint venture, asset transfer, stopping doing business for internal rectification, close-down, bankruptcy and other events that pose serious threat to performance of the repayment obligation hereunder before paying off total debts of this Contract, and reinforce the debts repaying responsibility or pay off ahead of time with written approval of the Consignor, otherwise, the above-mentioned acts shall not be allowed.

40.8 Where there are such events posing a risk to normal operation or exert a major and adverse influence to the performance of the repayment obligation hereunder except above-mentioned events, the Borrower shall submit a written notice to the Consignor and the Consignee promptly.

40.9 Where the alteration happens in relationship of the administrative subordination, members of the board of directors and the articles of association, the Borrower shall receive a written approval of the Consignor; where the Borrower’s position of general manager and assistant general manager changes, the Borrower shall submit a written notice to the Consignor and the Consignee within ten (10) business days after the change.

40.10 The Borrower shall assume the obligation to be subject to the supervision on the loan utilization and relevant production and management and financial operation by the Consignor and the Consignee within the loan term.

Article 41 Rights and Obligation of Consignee

41.1 The Consignee provides service of entrusted loan and is responsible for handling procedures of entrusted loan origination and collection in accordance with the entrustment of the Consignor.

41.2 The Consignee may collect fees of the entrusted loan from the Consignor under this Contract.

41.3 The Consignee shall assume the obligation to issue full amount of entrusted loan timely to the Borrower under the Contract.

41.4 Where the entrusted loan is irrecoverable for reason of bankruptcy of the Borrower or for other reasons, the Consignee may terminate the performance of the responsibility and obligation of this Contract under the written notice of the Consignor. Where the Consignee fails to receive a written notice from the Consignor, the Consignee may nullify the entrusted loan overdue by one year, and in no event the Consignee shall bear the responsibility and obligation of this Contract thereafter. All responsibilities shall be borne by the Consignor.

Chapter X Risk Exposure of Entrusted Loan

Article 42 In accordance with the relevant regulations of the state of entrusted loan, the Consignor and the Consignee prescribe clearly that the risk of the entrusted loan is borne by the Consignor. Where the Borrower fails to pay off and return principal and interest of the loan and other liabilities upon due date of the loan, the Consignee assumes no responsibility of compensation or guarantee for the loss of the Consignor, and the Consignor shall not require the Consignee to return some or all entrusted loan.

Article 43 Where the Borrower fails to repay the entrusted loan upon due date and the Consignor needs to claim for the payment through the judicial process, the Consignee shall not be borne by the obligation to institute legal proceedings initiatively on behalf of the Consignor. Where the Consignee institutes legal proceedings against the Borrower upon request from the Consignor and receipt of approval from the Consignee, the Consignor shall be borne by all of the spending and expense arising for the Consignee.

Chapter XI Responsibility for Breach of Contract

Article 44 All parties shall perform the obligations of this Contract upon the effective date of the Contract. Either party shall bear relevant responsibility for breach of the Contract or indemnify for loss where it fails to perform or perform incompletely the obligations of this Contract.

Article 45 Where the Borrower conducts any of the following events, it breaches the Contract:

1. The Borrower fails to pay the interest or return the principal under this Contract;

2. The Borrower fails to use the loan in accordance with this Contract;

3. The declaration and guarantee of the Contract made by the Borrower are proved to be untruthful or misleading;

4. The Borrower provides such financial statement as fake or with important facts held back, or refuses to accept oversight against the utilization of the loan and relevant production and management and financial operation;

5. The circumstance of the Article 40.7 of the Contract occurs, and the scheme of arrangement fails to be satisfied as required by the Consignor;

6. The operation and financial condition of the Borrower deteriorate in a major way;

7. The Borrower is bankrupt, dismissed, closed down or cancelled;

8. Other actions that influence or may influence the safety of the creditor’s rights by the Borrower.

Article 46 The Consignee may adopt the following one or several measures in accordance with the application of the Consignor after any of the above-mentioned events of default by the Borrower:

1. Charge the Borrower with overdue default interest under the stipulation of the Article 4.3;

2. Charge default interest for misappropriation under the stipulation of the Article 4.4;

3. Request the Borrower to remedy the nonperformance within a definite time;

4. Discontinue the use or cancel the limit of the loan not yet withdrawn by the Borrower;

5. Declare promptly that all the released loans expired, and request the Borrower to repay all the principal and interest and other payables of the released loan promptly.

Article 47 Where the Consignor conducts any of the following events, it breaches the Contract:

1. The Consignor fails to deposit full amount of loan fund in the account of the Consignor in accordance with the Contract;

2. The fund resource of the entrusted loan violates the laws or stipulations;

3. The Consignor breaches other obligations hereunder.

Article 48 The Consignee or the Borrower may adopt the following one or several measures after any of the above-mentioned event of default by the Consignor:

1. Request the Consignor to remedy the nonperformance within a definite time;

2. The Consignee may refuse to handle the business of entrusted loan for the Consignor;

3. Where the Consignor causes a loss to the Consignee or the Borrower, the Borrower and the Consignee request the Consignor for compensation.

Article 49 Where the Borrower requests prepayment, the procedures shall be handled under the Article 14 hereof and be conducted under the first of the following items:

1. The Borrower has no need of paying the penalty;

2. The Borrower needs to pay the penalty in accordance with    /  % of the prepayment of the principal and interest;

3. Miscellaneous:     /    .

Chapter XII Exclusions of Consignee

Article 50 The Consignee shall not be responsible for examining the credit condition, financial position of the Borrower and feasibility of the loan project, without giving any opinions.

Article 51 The Consignee shall not be responsible for examining the credit condition, collateral condition of the Voucher and collateral supervision and other works, without giving any opinions.

Article 52 The Consignor shall be responsible for the recall of loan and preservation, and the Consignee assists in issuing and sending interest statement and notice of recall of loan to the post on behalf of the Consignor only, and the relevant cost is covered by the Consignor.

52.1 Where the Consignee fails to be notified for the address change of the Borrower and the Voucher, the Consignee bears no responsibility of failure of delivery.

52.2 The posting receipt of the Consignor shall be deemed as delivery receipt. Whether the Borrower and the Voucher receive the postal matter or not, the copies of collection receipt and interest statement sent by the Consignee and the posting receipt are deemed as the evidence of performance of regulatory responsibility.

52.3 Whether the Consignor receives the principal and interest of the loan or not, the Consignee shall not bear any responsibility.

Chapter XIII Applicable Law and Dispute Settlement

Article 54 This Contract is governed by the law of People's Republic of China.

Article 55 All disputes arising out of the Contract shall be settled through lawsuit, all parties have the right to bring a lawsuit with the competent people’s court where the Consignee is located.

Chapter XIV Validity, Modification and Dissolution of the Contract

Article 56 The Contract shall come into effect since legal representative of each party/person chiefly in charge or entrusted agent sign or seal and affix the official seal/special seal for contractual uses.

Article 57 Upon the effective date of the Contract, any party may not arbitrarily alter or rescind the Contract in advance. The Contract may be altered or rescinded after all parties agree and sign a written agreement when necessary.

Chapter XV Miscellaneous

Article 57 Any notice relevant to the Contract shall be sent to the address for correspondence or fax specified by the notified party in the first page of the Contract. Where the above-mentioned contact information of any party alters, the written notice shall be sent to the third party.

Article 58 Unless otherwise specified, all the notices shall be deemed as formal delivery to the notified party at the following date: (1) Where the notice is submitted, the date of service shall be the date that any staff or receiving agent from the notified party receives; (2) Where the postal matter is sent by registered mail, express or Express Mail Service in the same city (including downtown and suburbs), the date of service shall be the next business day of the day sending the mail; (3) Where the postal matter is sent by registered mail, express or Express Mail Service in different place (including downtown and suburbs), the date of service shall be the third business day of the day sending the mail. However, where the above-mentioned specified date of service is different from the date that the notified party receives actually or signs formally, the earliest date is the date of service. (4) Where the postal matter is sent by fax, the time of sending out is deemed as delivery.

Article 59 The validity of the Contract is independent of any other relevant contract, agreement or commitment, and is unaffected by the existence, validity, termination, revocation or enforceability of the latter. When any clause or content of the Contract is revoked in accordance with the law or is determined to be invalid, the validity of other clauses and content is unaffected and remains to be valid.

Article 60 The Contract constitute all the contracts signed by three parties regarding the terms and conditions hereof and all related matters and substitute for all relevant written and verbal contract, agreement, stipulation, commitment, guarantee, statement and explanation made before the three parties conclude and sign the Contract, but such application, commitment, guarantee, statement and explanation as the Consignor or/and the Borrower provide for the Consignee before concluding and signing the Contract with the purpose of concluding the Contract with the Consignee remain binding on the Consignor or/and the Borrower.

Article 61 Any moratorium, favor or extension rendered to the Borrower by the Consignor and the Consignee shall not in any way affect, endamage or restrict all the rights of the Consignor and the Consignee under the Contract; and shall not be deemed as abandonment of rights and interests of the Consignor and the Consignee under the Contract and not affect any responsibility and obligation borne by the Borrower hereunder.

Chapter XVI Appendix

Article 62 The appendix hereof is an inseparable part of the Contract, and shall have the same legal force as the text of the Contract itself.

Article 63 The appendix to the Contract includes:

1. Letter of attorney of entrusted loan business;

2. Letter of advice of entrusted loan;

3. Interest rate adjustment notice of entrusted business of the company.

Chapter XVII Supplementary Rules

Article 64 The Contract is made in sextuplicate with the same legal effect, with the Consignor, the Borrower and the Consignee holding two (2) copies.

Article 65 The Consignee gives an account and explanation in detail to the Consignor, the Borrower when signing the Contract. No debate is taken with all the clauses by all parties, and all parties understand the intendment of law of relevant rights and obligations and limitation of liability or escape clause accurately.

Article 66 Other matters as agreed upon by both parties

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The Contract is concluded and signed by the Consignor, the Borrower, and the Consignee in Beijing.

The Consignor: Minsheng Royal Fund Management Co., Ltd.             (Seal)

Legal representative/principal responsible person: Jiang Zhixiang       (Signature or seal)

(Or Entrusted Agent)

Mar. 6, 2013

The Borrower: Yida (Fujian) Tourism Group Co., Ltd.                             (Seal)

Legal representative/principal responsible person: Chen Minhua       (Signature or seal)

(Or Entrusted Agent)

Mar. 6, 2013

The Consignee: China Minsheng Banking Corp., Ltd., Fuzhou Branch        (Seal)

Legal representative/principal responsible person: Su Suhua               (Signature or seal)

(Or Entrusted Agent)

Mar. 6, 2013